Solana ETF (Consolidated)
Schedule of Investments
November 30, 2025 (Unaudited)

U.S. TREASURY BILLS - 170.0%	Par	Value
United States Treasury Bills(a)(b) - 3.87%, 12/18/2025	$220,000,000	$219,594,470
TOTAL U.S. TREASURY BILLS (Cost $219,598,469)		219,594,470

TOTAL INVESTMENTS – 170.0% (Cost $219,598,469)		219,594,470
Money Market Deposit Account(c)(d) – 52.2%		67,435,442
Liabilities in Excess of Other Assets(e) - (122.2)%		(157,854,029)
TOTAL NET ASSETS - 100.0%		$129,175,883

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of November 30, 2025.
(b)	All or a portion of the fund’s treasury bills has been pledged as collateral in connection with reverse repurchase agreements. As of November 30, 2025, the value pledged was $219,593,000.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of November 30, 2025 was 3.40%

(d)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(e)	Includes cash of $57,245,773 that is pledged as collateral for futures contracts.

Solana ETF (Consolidated) Schedule of Futures Contracts
November 30, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
SOL Futures Dec25	1,880	12/26/2025	$129,134,275	$2,224,805
Net Unrealized Appreciation (Depreciation)		$–	$–	$2,224,805

Solana ETF (Consolidated) Schedule of Reverse Repurchase Agreements
November 30, 2025 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Fixed Income Clearing Corporation(a)	4.47%	11/24/2025	12/02/2025	$(217,444,331)	$(217,255,500)
				$(217,444,331)	$(217,255,500)

(a) All or a portion of the fund’s treasury bills has been pledged as collateral in connection with reverse repurchase agreements. As of November 30, 2025, the value pledged was $219,593,000.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Solana ETF (Consolidated) (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$219,594,470	$–	$219,594,470
Total Investments	$–	$219,594,470	$–	$219,594,470

Other Financial Instruments:
Futures Contracts*	$2,224,805	$–	$–	$2,224,805
Total Other Financial Instruments	$2,224,805	$–	$–	$2,224,805

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	$–	$(217,255,500)	$–	$(217,255,500)
Total Other Financial Instruments	$–	$(217,255,500)	$–	$(217,255,500)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.